UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 27, 2018

AKEBIA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36352	20-8756903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 First Street Cambridge, Massachusetts		02142
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 871-2098

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on the Current Report on Form 8-K filed by Akebia Therapeutics, Inc. (the “Company”) on August 28, 2018, on August 27, 2018, the Company’s Board of Directors (the “Board”) elected Cynthia Smith as a director, effective as of August 28, 2018. Similarly, as previously reported on the Current Report on Form 8-K filed by the Company on November 16, 2018, on November 15, 2018, the Board elected Adrian Adams to serve as a director of the Company effective as of the closing of the previously announced merger with Keryx Biopharmaceuticals, Inc. (“Keryx”), which closing occurred on December 12, 2018, pursuant to which Keryx became a wholly owned subsidiary of the Company (the “Merger”). In addition, as previously reported on the Current Report on Form 8-K filed by the Company on December 13, 2018 (together with the other Forms 8-K referenced herein, the “Original Filings”), in connection with the closing of the Merger, on December 12, 2018, the Board elected the following individuals to serve as directors of the Company: Mark J. Enyedy, Steven C. Gilman, Michael T. Heffernan, Jodie P. Morrison and Michael Rogers.

At the time of the election of each of the foregoing directors, the Board had not made a determination regarding any committee assignments for such directors. This Form 8-K/A is being filed to provide the committee assignment information omitted from each of the Original Filings.

On December 18, 2018, the Board made the committee appointments described below:

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Research & Development Committee
Michael Rogers (Chairperson)	Cynthia Smith (Chairperson)	Adrian Adams (Chairperson)	Steven C. Gilman (Chairperson)

Mark J. Enyedy	Scott A. Canute	Mark J. Enyedy	Scott A. Canute

Michael T. Heffernan	Michael T. Heffernan	Maxine Gowen	Maxine Gowen

Jodie P. Morrison

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKEBIA THERAPEUTICS, INC.

By:	/s/ John P. Butler
Name: John P. Butler Title: President and Chief Executive Officer

Date: December 20, 2018